UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 25, 2026

SMITH-MIDLAND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13752	54-1727060
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

P.O. Box 300, 5119 Catlett Road

Midland, Virginia 22728

(Address of principal executive offices)

(540) 439-3266

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities Registered Pursuant to Section 12(b) of the Act:

Name of each exchange
Title of each class	Trading Symbol	on which registered
Common Stock, $0.01 par value per share	SMID	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Smith-Midland Corporation ("Smith-Midland" or the "Company") has prepared presentation materials (the "Presentation Materials") that management intends to use from time to time on and after August 26, 2026, in presentations about Smith-Midland's operations and performance. Smith-Midland may use the Presentation Materials in presentations to current and potential investors, lenders, creditors, insurers, vendors, customers, employees, and others with an interest in Smith-Midland and its business. The Presentation Materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and is also be posted in the Investor Relations section of Smith-Midland's website www.smithmidland.com under the headings “Investors-Presentation.” Any updates are expected to be similarly posted. Any reference to the Company’s internet address shall not, under any circumstances, be deemed to incorporate the information available at the Internet address into this Current Report on Form 8-K.

The information contained in the Presentation Materials is summary information and should be considered within the context of Smith-Midland's filings with the Securities and Exchange Commission and other public announcements that Smith-Midland may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While Smith-Midland may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, Smith-Midland specifically disclaims any obligation to do so.

The information furnished in Item 7.01 and Exhibit 99.1 to this Current Report shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall only be incorporated by reference in another filing under the Securities Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Forward-Looking Statements

The Presentation Materials contain forward-looking statements. All statements other than statements of historical fact contained in this presentation, including, among other things, statements regarding the future financial position of Smith-Midland Corporation, including financial targets, business strategy, financial products and business trends and plans and objectives for future operations, are forward-looking statements. Smith-Midland has based these forward-looking statements on its estimates and assumptions and its current expectations and projections about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those that may be described in greater detail in the Company’s publicly filed documents, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its Quarterly Reports on Form 10-Q for subsequent quarterly periods. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Smith-Midland undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in Smith-Midland’s expectations. Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers, or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers, or representatives makes any representations as to the accuracy of completeness of that data or to update such data. Such data involves risks and uncertainties and is subject to change based on various factors.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No	Exhibit Description

99.1	Presentation Materials, dated August 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH-MIDLAND CORPORATION

Date: August 25, 2026	By:	/s/ Dominic L Hunter
Dominic L Hunter
Chief Financial Officer

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